TRUMP'S CASTLE HOTEL & CASINO, INC.
                         TRUMP'S CASTLE ASSOCIATES, L.P.

                                 EXCHANGE OFFER
                               TO HOLDERS OF THEIR
                 10-1/4% SENIOR SECURED NOTES DUE 2003, SERIES A

                          NOTICE OF GUARANTEED DELIVERY

     As set forth in the Prospectus dated _____, 1998 (the "Prospectus") of Trump's Castle Hotel & Casino, Inc. ("TCHI") and Trump's Castle Associates, L.P. (the "Partnership" and, together with TCHI, the "Issuers") under "The Exchange Offer--How to Tender" and in the Letter of Transmittal (the "Letter of Transmittal") relating to the offer (the "Exchange Offer") by the Issuers to exchange up to $5,000,000 in principal amount of their 10-1/4% Senior Secured Notes due 2003, Series A issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Original Notes"), for $5,000,000 in principal amount of their 10-1/4% Senior Secured Notes due 2003, Series B (the "Exchange Notes"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer of the Issuers if:
(i) certificates for the Original Notes are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

TO:      U.S. BANK NATIONAL ASSOCIATION (the "Exchange Agent")

                                  By Facsimile:
                                 (612) 244-1537
                             Attention: Melina Black

                              Confirm by telephone:
                                 (612) 244-8161

                        By Registered or Certified Mail:
                         U.S. Bank National Association
                               180 East 5th Street
                            St. Paul, Minnesota 55101
                                  Melina Black

                           By Hand/Overnight Courier:
                         U.S. Bank National Association
                               180 East 5th Street
                            St. Paul, Minnesota 55101
                                  Melina Black

                                       or

                         U.S. Bank National Association
                                 100 Wall Street
                             Bond Window, 20th Floor
                            New York, New York 10005

              DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN
             AS SET FORTH ABOVE OR TRANSMITTAL OF THIS INSTRUMENT TO
               A FACSIMILE OR TELEX NUMBER OTHER THAN AS SET FORTH
                   ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

The undersigned hereby tenders to the Issuers, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

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                                                            Sign Here
Principal Amount of Original Notes
Tendered __________________________       Signature(s)__________________________
                                          ______________________________________


Certificate Nos.                          Please Print the Following Information
(if available)_____________________
                                          Name(s)_______________________________
                                          ______________________________________

Total Principal Amount                    Address_______________________________
  Represented by Original Notes           ______________________________________
  Certificate(s)___________________


                                          Area Code and Tel. No(s)._____________
                                          ______________________________________





Account Number_____________________



Dated: _______________, 1998
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

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                                    GUARANTEE


The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17A(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within five trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.



                                  Name of Firm


                                  Authorized Signature


                                  Number and Street or P.O. Box



                                  City                State  Zip Code


                                  Area Code and Tel. No.

Dated:  _____________, 1998

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